UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

OPNET Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30931	52-1483235
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7255 Woodmont Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 497-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of OPNET Technologies, Inc. (the “Company”) was held on September 13, 2010. Proxies were solicited pursuant to the Company’s proxy statement filed on July 27, 2010 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock, $0.001 par value (“Common Stock”), entitled to vote at the Annual Meeting was 21,390,935. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect one Class I director to hold office until the 2013 Annual Meeting of Stockholders and (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011. The voting results reported below are final.

Proposal 1 – Election of one Class I director to hold office until the 2013 Annual Meeting of Stockholders

Ronald W. Kaiser was elected as a Class I director to hold office until the 2013 Annual Meeting of Stockholders. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-votes
Ronal W. Kaiser	16,581,949	265,173	2,394,996

Proposal 2 – Ratify the appointment of Independent Registered Public Accounting Firm

The Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 was ratified. The results of the ratification follow:

For	Against	Abstain
19,118,830	118,448	4,840

On September 15, 2010, the Company issued a press release announcing the approval of all proposals put to a vote by the stockholders of the Company at the Annual Meeting. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release regarding Annual Meeting results issued by OPNET Technologies, Inc. on September 15, 2010 (1).

(1)	This exhibit shall be deemed to be furnished, and not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNET TECHNOLOGIES, INC.

Date: September 15, 2010	By:	/s/ Marc A. Cohen
Marc A. Cohen Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release regarding Annual Meeting results issued by OPNET Technologies, Inc. on September 15, 2010.